UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(Amendment No.     )

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The Gorman-Rupp Company

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THE GORMAN-RUPP COMPANY

Mansfield, Ohio

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the Shareholders of The Gorman-Rupp Company will be held at the Company’s Corporate Headquarters, 600 South Airport Road, Mansfield, Ohio 44903, on Thursday, April 23, 2015 at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and acting upon proposals to:

1.	Fix the number of Directors of the Company at eight and to elect eight Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	Approve and adopt an amendment of the Company’s Code of Regulations to authorize the Board of Directors to amend the Code of Regulations to the extent permitted by Ohio law;

3.	Approve and adopt an amendment of the Company’s Code of Regulations to authorize the formation of committees of the Board of Directors consisting of one or more directors and subcommittees;

4.	Approve and adopt The Gorman-Rupp Company 2015 Omnibus Incentive Plan;

5.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers;

6.	Ratify the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2015; and

7.	Conduct such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Holders of Common Shares of record at the close of business on March 6, 2015 are the only Shareholders entitled to notice of and to vote at the Meeting.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 23, 2015 — This Notice of Annual Meeting of Shareholders, Proxy Statement and related Proxy Card and the Company’s 2014 Annual Report to Shareholders are available at http://www.proxyvote.com. To access the proxy materials you will need to enter the 12-digit control number located on the proxy card.

You may vote by internet by following the instructions on the enclosed proxy card, or by signing and submitting your enclosed proxy card and returning it in the enclosed envelope (which requires no postage if mailed in the United States), regardless of whether you plan to attend the Meeting.

By Order of the Board of Directors

BRIGETTE A. BURNELL
Corporate Counsel and Secretary

March 19, 2015

PROXY STATEMENT

March 19, 2015

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement is being furnished to shareholders of The Gorman-Rupp Company (the “Company”) in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors” or “Board”) of proxies for use at the Annual Meeting of the Shareholders (the “Meeting”) to be held at the Company’s Corporate Headquarters, 600 South Airport Road, Mansfield, Ohio, at 10:00 a.m., Eastern Daylight Time, on Thursday, April 23, 2015. Holders of Common Shares of record at the close of business on March 6, 2015 are the only shareholders entitled to notice of and to vote at the Meeting.

A shareholder, without affecting any vote previously taken, may revoke their proxy by the execution and delivery to the Company of a later dated proxy with respect to the same shares, or by giving notice of revocation to the Company in writing or at the Meeting. The presence at the Meeting of the person appointing a proxy does not in and of itself revoke the appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

As of March 6, 2015, the record date for the determination of persons entitled to vote at the Meeting, there were 26,260,543 Common Shares outstanding. Each Common Share is entitled to one vote on each proposal.

The mailing address of the principal executive offices of the Company is P.O. Box 1217, Mansfield, Ohio 44901-1217. This Proxy Statement and accompanying proxy are being mailed to shareholders on or about March 19, 2015.

A quorum will be present at the Meeting if there are present, in person or by proxy, shareholders of record entitled to exercise at least 50% of the voting power of the Company with respect to at least one of the purposes for which the Meeting was called.

With respect to the election of Directors (Proposal No. 1), the eight nominees receiving the greatest number of votes will be elected. Abstentions and broker non-votes will not be voted for or withheld from the election of directors and thus will have no effect on the election of directors.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for the holding of the Meeting, that such shareholder desires that the voting for the election of Directors be cumulative, and if announcement of the giving of such notice is made upon the convening of the Meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as they possess at such election. Under cumulative voting, a shareholder controls voting power equal to the number of votes which they otherwise would have been entitled to cast multiplied by the number of Directors to be elected. All of such votes may be cast for a single nominee or may be distributed among any two or more nominees as they may desire. If cumulative voting is invoked, and unless contrary instructions are given by a shareholder who signs a proxy, all votes represented by such proxy will be divided evenly among the candidates nominated by the Board of Directors, except that if such voting should for any reason not be effective to elect all of the nominees named in this Proxy Statement, then such votes will be cast so as to maximize the number of the Board of Directors’ nominees elected to the Board.

With respect to the votes to approve and adopt amendments of the Company’s Code of Regulations (Proposals No. 2 and 3), the affirmative vote of the shareholders entitled to exercise a majority of the total voting power of the Company on the proposals is necessary to approve the proposals. A proxy card marked as “Abstain” with respect to these proposals will not be voted. Accordingly, if you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes also will have the same effect as a vote “Against” these proposals.

With respect to the vote to approve and adopt The Gorman-Rupp Company 2015 Omnibus Incentive Plan (Proposal No. 4), the affirmative vote of a majority of the votes cast is necessary to approve the proposal. Abstentions and broker non-votes will not be voted for or against the proposal and will not be counted in the number of votes cast on the proposal.

With respect to the advisory vote to approve executive compensation (Proposal No. 5) and the ratification of independent registered public accountants (Proposal No. 6), the affirmative vote of a majority of the votes cast is necessary to approve each such proposal. Abstentions will not be voted for or against such proposals and will not be counted in the number of votes cast on such proposals.

Brokerage firms have the authority to vote shares on certain “routine” matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. Proposal No. 6 is a routine matter, but the other proposals in this proxy statement are non-routine matters.

ELECTION OF DIRECTORS

(Proposal No. 1)

All Directors will be elected to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Proxies received will be voted in the manner directed therein. If no such direction is provided, proxies received are intended to be voted in favor of fixing the number of Directors at eight and for the election of the nominees named below. Each of the nominees is presently a Director of the Company. Mr. Jeffrey S. Gorman is the son of Mr. James C. Gorman.

In the event that any of the nominees should become unavailable, which the Board of Directors does not anticipate, proxies are intended to be voted in favor of fixing the number of Directors at a lesser number or for a substitute nominee or nominees designated by the Board of Directors, in the discretion of the persons appointed as proxy holders. If cumulative voting in the election of directors is invoked, the proxies may be voted cumulatively for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

Director Qualifications

The nominees for Director are as follows:

James C. Gorman is Chairman of the Board and son of J.C. Gorman, co-founder of the Company. Mr. Gorman has been Chairman of the Board since 1989 and served as the Company’s President from 1964 until 1989, and as Chief Executive Officer from 1964 until 1996. Mr. Gorman also served on the Board of Directors of United Telephone Company of Ohio for 20 years and was Treasurer of a multi-million dollar international not-for-profit entity for 35 years. Mr. Gorman, age 90, has served as a Director of the Company since 1946.

Mr. Gorman was instrumental in the Company’s development and growth for more than 30 years as President and Chief Executive Officer and 11 years in sales, and therefore is highly knowledgeable about the pump industry and the Company’s products, customers and competitors.

Jeffrey S. Gorman is President and Chief Executive Officer of the Company. He was elected to these offices on May 1, 1998, after having served as Senior Vice President since 1996. He also served as General Manager of the Mansfield Division from 1989 through 2005 after service as Assistant General Manager from 1986 to 1988. Additionally, he held the office of Corporate Secretary from 1982 to 1990. Mr. Gorman is a member of the Board of Directors of Mechanics Savings Bank, Mansfield, Ohio and former Chairman of the Ohio Chamber of Commerce. Mr. Gorman, age 62, has served as a Director of the Company since 1989.

Mr. Gorman has been instrumental in continuing the Company’s development and growth for more than 30 years, especially with respect to its acquisitions and its international growth. He also is highly knowledgeable about all significant aspects of the pump industry and the Company’s products, customers and competitors.

M. Ann Harlan is the retired Vice President and General Counsel of the J.M. Smucker Company (“Smucker”), a New York Stock Exchange (“NYSE”) publicly-traded food manufacturer. From January 1998 to January 2011, Ms. Harlan was a member of the Smucker executive management team responsible for setting and implementing corporate strategy and has broad experience with corporate governance issues and requirements of the NYSE, the Securities and Exchange Commission (“SEC”) and the Sarbanes-Oxley Act of 2002. In addition, Ms. Harlan is a Director of Eatem Foods Company, a member of the Advisory Board of Gates Group Capital Partners and serves on the Board of Trustees of University Hospitals Health System, Inc. Ms. Harlan, age 55, has served as a Director of the Company since 2009.

Ms. Harlan has 13 years of experience as senior legal counsel at Smucker, which has significant family ownership and family senior management generally comparable to the ownership structure of the Company. She has extensive mergers and acquisition experience with Smucker and 15 years prior related experience with a major law firm. She also has broad experience with executive compensation and equity compensation plan development and administration.

Thomas E. Hoaglin served as Chief Executive Officer and Director of Huntington Bancshares, a publicly-traded financial institution from February 2001 to his retirement in February 2009. Mr. Hoaglin is currently a Director of American Electric Power Company, Inc., a NYSE publicly traded electric utility holding company, where he is the Lead Independent Director, Chair of the Committee on Directors and Corporate Governance and also serves on the Human Resources (Compensation) Committee, Executive Committee and Policy Committee. Mr. Hoaglin is a Director of The Jeffrey Company and serves as member of the National Association of Corporate Directors Nominating and Governance Committee Chair Advisory Council. Mr. Hoaglin, age 65, has served as a Director of the Company since 1993 and had previously served as a Director from 1986 to 1989.

The Board has determined that Mr. Hoaglin qualifies as an “audit committee financial expert” under SEC rules, in connection with his service as Chair of the Audit Committee. He has extensive major-corporation executive management experience and extensive board of directors’ experience in governance and executive compensation matters of publicly-held companies.

Christopher H. Lake has been President and Chief Operating Officer of SRI Quality System Registrar, an international third party ISO registrar and certification audit firm, since December 2005, after having served as Vice President from July to December 2005. The firm has operations in the United States, Asia and the European Union. Mr. Lake served as President of Dean & Lake Consulting, Inc., a regional consulting group that focused on operations and product development from 2001 to July 2005. Previously, Mr. Lake was Principal and Industry Executive for a Fortune 500 global consulting company. Mr. Lake, age 50, has served as a Director of the Company since 2000.

Mr. Lake has major corporate service and operations experience with large service, banking and telecommunications clients. He also has extensive experience providing information technology services to large domestic and international companies.

Kenneth R. Reynolds has been Chief Financial Officer of Ariel Corporation since 1997. Ariel has been a major designer and manufacturer of a wide variety of compressors for diverse global petroleum markets for nearly 50 years. Its compressors are in service worldwide in refineries, gas fields, pipeline service and gas gathering, making it a world leader in gas compression. Previously, Mr. Reynolds, a Certified Public Accountant, was a partner with a regional public accounting firm which he joined following his college graduation. He also serves on the Board of Directors of a Houston-based joint venture between Caterpillar Inc. and Ariel that designs and manufactures well-stimulation pump products. Mr. Reynolds, age 56, has served as a Director of the Company since 2014.

Mr. Reynolds has over 30 years of financial systems management and reporting experience and qualifies as a financial expert for service on the Audit Committee. Additionally, Mr. Reynolds has extensive international Fortune 500 customer experience with major petroleum producers and capital goods manufacturers.

Rick R. Taylor has been President of Jay Industries, Inc., a Tier 1 automotive parts manufacturer, since 1985. Jay Industries also is a Tier 2 parts manufacturer for several other industrial companies. In addition, Mr. Taylor has been President of Longview Steel Corporation, a steel wholesaler, since 1999. Mr. Taylor has been a Director of Park National Corporation, a NYSE publicly traded regional bank holding company, since 1995, where he serves on the Investment Committee and the Risk Committee. Mr. Taylor, age 67, has served as a Director of the Company since 2003.

Mr. Taylor’s major company manufacturing experience spans over 40 years. He has extensive international supply chain experience, and board of directors’ experience, including investment management and risk management.

W. Wayne Walston is Senior Counsel in the Warsaw, Indiana office of Beers Mallers Backs & Salin, LLP (attorneys) since January 2013, after having served as Partner since November 2008. Prior to that, Mr. Walston was a partner in Miner Lemon & Walston, LLP from January 2007, and owner of the Walston Elder Law Office from July 2003 through December 2006. Mr. Walston previously was an officer of Sprint Corporation for 14 years as Legal and External Affairs officer; he also served as Secretary to the Board of Directors of five separate state operating entities. Mr. Walston, age 72, has served as a Director of the Company since 1999.

Mr. Walston has extensive experience with labor and employment relations, antitrust compliance, SEC compliance, state regulatory compliance for public utilities, legislative and regulatory advocacy, real estate contracts and transactions, corporate communications and corporate litigation. He also has extensive major publicly-held company board of directors’ experience, including corporate governance.

Additional Director Nominee Information

Involvement by Mr. Hoaglin in Certain Legal Proceedings — On June 2, 2005, Huntington Bancshares, Inc. (“Huntington”) announced that the SEC approved the settlement of the SEC’s previously announced formal investigation into certain financial accounting matters relating to Huntington’s fiscal years 2002 and earlier and certain related disclosure matters. As a part of the settlement, the SEC instituted a cease and desist administrative proceeding and entered a cease and desist order, as well as filed a civil action in federal district court pursuant to which, without admitting or denying the allegations in the complaint, Huntington, its former chief financial officer, its former controller, and Mr. Hoaglin consented to pay civil money penalties. Huntington consented to pay a penalty of $7.5 million. Without admitting or denying the charges in the administrative proceeding, Huntington and the individuals each agreed to cease and desist from committing and/or causing the violations charged as well as any future violations of the SEC’s regulations. Additionally, Mr. Hoaglin agreed to pay disgorgement, pre-judgment interest, and penalties in the amount of $667,609. The former chief financial officer and the former controller each also agreed to pay amounts consisting of disgorgement, pre-judgment interest, and penalties and also consented to certain other non-monetary penalties.

NON-EMPLOYEE DIRECTOR COMPENSATION

The Compensation Committee is charged with oversight and periodic review of Non-Employee Director compensation and with recommending any changes to the entire Board of Directors. Directors who are employees of the Company (Messrs. J. C. Gorman and J. S. Gorman) do not receive any compensation for service as Directors.

During 2012, the Compensation Committee reviewed the compensation of the Non-Employee Directors using the same industry peer comparison process it used in reviewing the compensation of the Executive Officers. The Committee made recommendations which were approved for implementation beginning in 2012 with an objective during 2014 to reach the 25th percentile of compensation of comparable capital goods manufacturing companies.

Non-Employee Directors are compensated by the Company for their services as Directors through a combination of annual cash retainers of $53,000 each and stock awards of 1,250 shares each on July 1 of every year. The Company has never offered incentive stock or option awards or non-equity incentive plan compensation as a part of the Company’s Non-Employee Director compensation program.

Non-Employee Director Compensation Table

The table below summarizes the total compensation paid for service of each of the Non-Employee Directors of the Company for the calendar year 2014.

Name	Fees Earned or Paid in Cash (1)($)	Stock Awards (2)($)	Total ($)
M. Ann Harlan	57,000	44,413	101,413

Thomas E. Hoaglin	66,000	44,413	110,413

Christopher H. Lake	55,000	44,413	99,413

Peter B. Lake, Ph.D. (3)	19,000	0	19,000

Ken R. Reynolds	35,333	44,413	79,746

Rick R. Taylor	56,000	44,413	100,413

W. Wayne Walston	57,000	44,413	101,413

1)

Each Non-Employee Director received a retainer fee of $53,000. Each non-Audit Committee Chairman received an additional retainer fee of $4,000, the Audit Committee Chairman received an additional retainer fee of $8,000, and the lead independent Director received an additional retainer fee of $5,000.

2)

Each Non-Employee Director received an award of 1,250 Common Shares (from the Company’s treasury shares) under the Company’s Amended and Restated Non-Employee Directors’ Compensation Plan. The award of 1,250 Common Shares made on July 1, 2014 had a market value of $44,413, computed in accordance with FASB ASC Topic 718.

3)

Mr. Lake retired as a Director effective as of the 2014 Annual Meeting (April 24, 2014). His compensation reflects a prorated retainer fee covering the portion of 2014 during which he served as a Director.

CORPORATE GOVERNANCE

Board of Directors and Board Committees

The Company requires that a majority of its Directors must be “independent” as required by the listing standards of the NYSE MKT Exchange and the SEC rules, or by other regulatory or legislative bodies as may be applicable to the Company. The Board, on an annual basis, makes a determination as to the independence of each Director in accordance with these prescribed rules or regulations. In general, “independent” means that a Director has no “material relationship” with the Company or any of its subsidiaries. The existence of a material relationship must be determined upon a review of all relevant facts and circumstances, and generally is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from management.

Based on an annual review by the Governance and Nominating Committee, the Committee affirmatively determined, after considering all relevant facts and circumstances known to it, that no Non-Employee Director has a material relationship with the Company and that all Non-Employee Directors meet the independence standards of the Company’s Corporate Governance Guidelines as well as the independence standards of the current NYSE MKT Exchange and SEC corporate governance requirements for listed companies, and have no relationships or transactions required to be reported by Item 404 of Regulation S-K.

During 2014, a total of five regularly scheduled meetings of the Board of Directors (at least one each quarter) and a total of 21 meetings of all standing Directors’ Committees were held. All Directors attended at least 75% of the aggregate number of meetings held by the Board of Directors and the respective committees on which they served. In 2014, the “independent” Directors met at every regularly scheduled meeting of the Board of Directors in executive session without the presence of the non-independent Directors and any members of the Company’s management. Members of the Board of Directors are expected to attend the Company’s Annual Meeting of Shareholders, and all Directors were in attendance at the Annual Meeting in 2014.

At the April 24, 2014 annual reorganizational meeting of the Board of Directors, Thomas E. Hoaglin was re-elected by the independent directors to serve as lead independent director for a one year term. The lead independent director is responsible for coordinating the activities of the other independent directors and has the authority to preside at all meetings of the Board of Directors at which the Chairman of the Board is not present. The lead independent director serves as principal liaison on Board-wide issues between the independent directors and the Chairman of the Board, approves meeting schedules and agendas and monitors the quality of information sent to the Board. The lead independent director also may recommend the retention of outside advisors and consultants who report directly to the Board of Directors. If requested by shareholders, when appropriate, the lead independent director also will be available for consultation and direct communication.

The Board of Directors has four separately designated standing committees: (1) Audit Committee, whose present members are Thomas E. Hoaglin (Chair and “audit committee financial expert”), Kenneth R. Reynolds and W. Wayne Walston; (2) Compensation Committee, whose present members are W. Wayne Walston (Chair), M. Ann Harlan and Christopher H. Lake; (3) Pension Committee, whose present members are Rick R. Taylor (Chair), Thomas E. Hoaglin and Christopher H. Lake; and (4) Governance and Nominating Committee, whose present members are M. Ann Harlan (Chair), Kenneth R. Reynolds and Rick R. Taylor. All members of each Committee are independent Directors. Each committee is governed by a written charter adopted by the Board of Directors detailing its authority and responsibilities. These charters are reviewed and updated periodically as legislative and regulatory developments and business circumstances warrant. The Board Committees’ charters are available in their entirety on the Company’s website at http://www.gormanrupp.com.

Audit Committee

The Audit Committee held six meetings in 2014. Its principal functions include engaging the Company’s independent registered public accounting firm and reviewing the scope of the audit of the Company’s consolidated financial statements, considering comments made by the independent registered public accountants with respect to internal controls and financial reporting, considering related actions taken by management, reviewing internal accounting systems, procedures and controls with the Company’s internal auditor and financial staff, reviewing any non-audit services provided by the independent registered public accountants, and organizational oversight of the Company’s enterprise risk management plan.

Compensation Committee

The Compensation Committee held seven meetings during 2014. Its principal functions are, subject to approval by the Board of Directors, to evaluate, develop and monitor compensation policies and programs for the Company’s officers and Non-Employee Directors, and to recommend the salaries, profit sharing and long-term incentive compensation for the officers. A more comprehensive description of the Compensation Committee’s functions regarding the consideration and determination of executive compensation is set forth under the caption “Compensation Discussion and Analysis.”

Pension Committee

The Pension Committee held four meetings in 2014. Its principal functions are to monitor the investment of the assets associated with the Company’s defined benefit pension plan and 401(k) defined contribution plans and to assist in evaluating recommended changes in such investments.

Governance and Nominating Committee

The Governance and Nominating Committee held four meetings during 2014. Its principal functions involve the identification, evaluation and recommendation of individuals for nomination as members of the Board of Directors, succession planning for the Company’s Chief Executive Officer and other Executive Officers, succession planning for other corporate officers and operating executives, and periodic review of the Board Committees’ charters and Corporate Governance Guidelines for compliance with evolving regulations and Board-desired corporate goals. The Governance and Nominating Committee also monitors the availability of training and professional education programs suitable for Directors for enhancement of their Board and Committee responsibilities.

The Governance and Nominating Committee charter incorporates the Company’s policies and procedures by which to consider recommendations from shareholders for Director nominees. Any shareholder wishing to propose a candidate may do so by delivering a typewritten or legible hand-written communication to the Company’s Corporate Secretary. The submission should provide detailed business and personal biographical data about the candidate, and include a brief analysis explaining why the individual is well-qualified to become a Director nominee. All recommendations will be acknowledged by the Corporate Secretary and promptly referred to the Governance and Nominating Committee for evaluation.

The Governance and Nominating Committee does not believe that any particular set of skills, qualities or diversities is most appropriate for a Director candidate. All Director candidates, including any recommended by shareholders, are first evaluated based upon their (i) integrity, strength of character, practical wisdom and mature judgment; (ii) business and financial expertise and experience; (iii) intellect to comprehend the issues confronting the Company; and (iv) availability of adequate time to devote to the affairs of the Company and attend Board and Committee meetings. The Governance and Nominating Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. New Director candidates are subject to a background check performed by the Governance and Nominating Committee. In addition, the candidate will be personally interviewed by one or more Governance and Nominating Committee members before he or she is nominated for election to the Board of Directors. In considering candidates for the Board, the Governance and Nominating Committee considers the entirety of each candidate’s credentials in the context of their skills, qualities or diversities. With respect to the nomination of continuing Directors for re-election, the individual’s historical contributions to the Board are also considered.

Risk Oversight

The Board of Directors believes that control and management of risk are primary responsibilities of senior management of the Company. As a general matter, the entire Board of Directors is responsible for oversight of this important senior management function. The Audit Committee is responsible to the Board for the organizational oversight of the Company’s comprehensive enterprise risk management plan. Additional oversight of some functional risks is performed by specific Board committees, e.g., financial reporting risks are overseen by the Audit Committee; benefit plan investment risks are overseen by the Pension Committee; personnel selection, evaluation, retention and compensation risks are overseen by the Compensation Committee; and Chief Executive Officer, Executive Officer, other corporate officer, key operating executive and Director succession planning risks are overseen by the Governance and Nominating Committee. The results of each Committee’s oversight are reported regularly to the entire Board of Directors.

Company Leadership Organization

Upon election of Mr. J.S. Gorman as Chief Executive Officer of the Company on May 1, 1998, the Company separated the offices of Board Chairman and Chief Executive Officer because it believed this division more clearly delineated their respective responsibilities. This separation currently provides for the Chairman to focus on Board of Director responsibilities and for the Chief Executive Officer to focus on the Company’s executive, administrative and operating responsibilities. Given their respective service years with the Company, the Company believes this structure is most appropriate currently for conducting its business and its responsibilities to its employees, customers and suppliers, to its shareholders and Directors, and to its community and regulatory agencies.

Related Party Transactions

The Company has no relationships or transactions required to be reported by Item 404 of Regulation S-K.

AUDIT COMMITTEE REPORT

The Audit Committee has submitted the following report to the Board of Directors:

(i)

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2014 and the assessment of the Company’s internal control over financial reporting with the Company’s management and the Company’s independent registered public accountants;

(ii)

The Audit Committee has discussed with the Company’s independent registered public accountants the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”);

(iii)

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accountants required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), and has discussed the issue of independence, including the provision of non-audit services to the Company, with the independent registered public accountants;

(iv)

With respect to the provision of non-audit services to the Company, the Audit Committee has obtained a written statement from the Company’s independent registered public accountants that they have not rendered any non-audit services prohibited by SEC and PCAOB rules relating to auditor independence, and that the delivery of any permitted non-audit services has not and will not impair their independence;

(v)

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, to be filed with the SEC; and

(vi)	In general, the Audit Committee has fulfilled its commitments in accordance with its Charter.

Members of the Audit Committee are also “independent” in accordance with the additional listing standards of the NYSE MKT Exchange, and the Chairman is an “audit committee financial expert” in accordance with SEC rules.

The foregoing report has been furnished by members of the Audit Committee.

/s/ Thomas E. Hoaglin	/s/ Kenneth R. Reynolds	/s/ W. Wayne Walston
Thomas E. Hoaglin, Chair	Kenneth R. Reynolds	W.WayneWalston

Compensation Committee Interlocks and Insider Participation

Each of the following Directors served as a member of the Compensation Committee during the fiscal year ended December 31, 2014: M. Ann Harlan, Christopher H. Lake, and W. Wayne Walston. During fiscal year 2014, no Company executive officer or Director was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has submitted the following report to the Board of Directors:

(i)	The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with the Company’s management; and

(ii)

Based on the review and discussions referred to in the preceding paragraph, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement in connection with the 2015 Annual Meeting of the Company’s Shareholders.

The foregoing report has been furnished by members of the Compensation Committee.

/S/ M. ANN HARLAN	/S/ CHRISTOPHER H. LAKE	/S/ W. WAYNE WALSTON
M. Ann Harlan	Christopher H. Lake	W. Wayne Walston, Chair

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the Company’s Officer compensation program and how it applies to the Company’s Chief Executive Officer and its other officers (collectively, the “Officers”), including our four named executive officers (“Executive Officers”) identified in our Summary Compensation Table.

Overview

The Gorman-Rupp Company has a long and continuing focus on building profitability and consistently delivering increased value to our shareholders. To accomplish this goal, the Company’s Officer compensation program is designed to encourage and reward leadership, initiative, teamwork and top-quality performances among the Officers.

The Compensation Committee (the “Committee”) of the Board of Directors is authorized (i) to review and evaluate the compensation policies and programs for the Officers; (ii) to review, at least annually, the Chief Executive Officer’s progress assessments of the other Officers and to evaluate the Chief Executive Officer’s progress assessment; (iii) to review and recommend the annual salaries, profit sharing and long-term incentive compensation determinations for the Executive Officers to the Board of Directors; and (iv) to periodically review the compensation of Non-Employee Directors (“Directors”) and submit any suggested recommendations for changes to the Directors for review.

Three independent Directors comprise the Committee. Their responsibilities are carried out pursuant to authority delegated by the Board of Directors and in accordance with the federal securities laws and other applicable laws and regulations and the Committee’s charter.

Philosophy and Objectives

Under the Committee’s oversight, the Company has formulated a compensation philosophy that is intended to assure the provision of fair, competitive and performance-based compensation to the Officers. This philosophy reflects the belief that compensation of the Officers should be consistent with the Company’s historical compensation practices, its culture, its profitability and its long-term shareholder value.

The implementation of the Company’s Officer compensation philosophy seeks (i) to attract and retain a group of talented individuals with the education, experience, skill sets and professional presence deemed best suited for the respective Officer positions; and (ii) to continually motivate those individuals to help the Company achieve its strategic goals and enhance profitability by offering them incentive compensation in the form of profit sharing and, beginning in 2015 if approved by the Company’s shareholders as further described below, equity-based compensation awards driven by the Company’s results of operations and financial condition.

Elements of Compensation

The Company’s Officer compensation program through 2014 consists of three elements: base salary, profit sharing and a component of modest miscellaneous benefits. Prior to 2015, incentive stock or option awards have never been a part of the Company’s Officer compensation program. In addition, the Company has not entered into employment contracts with any of the Officers.

Although not an element of Officer compensation, ownership of the Company’s Common Shares by the Officers has continually been considered a worthy goal within the Company to further align Officers’ interests with those of Shareholders. The Company has paid increased dividends on its Common Shares for 42 consecutive years and paid such quarterly dividends regularly for more than 64 years. Toward that end, the Company sponsors Share purchase opportunities, including a partial Company match, aimed at encouraging the Officers, and substantially all other employees, to voluntarily invest in the Common Shares.

In this 2015 proxy statement is a proposal (Proposal No. 4) for the approval and adoption of an equity-based incentive compensation plan. The Company’s Board of Directors believes it is desirable to begin to add an equity compensation element to enhance the Company’s compensation program in combination with its succession planning for key personnel and to further align the interests of award recipients with shareholders.

As noted below under Incentive Plan, in July 2014 the Board of Directors authorized the Committee to evaluate an equity-based incentive compensation plan and to engage an appropriate compensation advisory firm to assist the Committee and management in these efforts.

Base Salary and Profit Sharing — Base salaries are premised upon the relative responsibilities of the given Officers and industry surveys and related data. Initial salaries generally are set below competitive levels paid to comparable officers at other entities engaged in the same or similar businesses as the Company based upon Equilar peer data and Company philosophy. Subsequently, actual salaries are adjusted periodically based on judgments of each person’s performance, qualifications, accomplishments and expected future contributions in his or her Officer role.

The Company intentionally relies to a significant degree on incentive compensation in the form of profit sharing to attract and retain the Officers. This profit sharing opportunity provides motivation for them to perform to the full extent of their individual abilities and as a team to build total Company profitability and shareholder value on a continuing, long-term basis.

Incentive Plan — At the Annual Meeting of Shareholders, as described in this 2015 proxy statement, the Company is seeking an affirmative shareholder vote to approve and adopt The Gorman-Rupp Company 2015 Omnibus Incentive Plan (the “Incentive Plan”).

Upon direction by the Board of Directors and a subsequent review of several compensation advisory firms experienced in public-company incentive compensation consulting, the Committee authorized the selection and engagement of Frederic W. Cook & Co., Inc. (“FW Cook”) by the Company. FW Cook has extensive incentive compensation consulting experience assisting boards, compensation committees and management of public and private companies in advising, evaluating and designing compensation plans.

At the direction of the Committee, the Company’s Executive Officers worked extensively with FW Cook to develop an equity incentive compensation plan consistent with comparably-sized publicly-held manufacturing companies in the Company’s compensation peer group as described below under Annual Reviews.

Although the Incentive Plan allows the Board of Directors flexibility to select among multiple award alternatives, the Committee presently anticipates that performance-based restricted stock will be awarded, at least over the initial portion of the Incentive Plan’s 10-year duration. Performance-based restricted stock has been selected in part to encourage the accumulation of additional Company shares of stock by those most accountable for the Company’s operating results and shareholder value, but conditioned upon achievement of appropriate performance metrics.

If the Incentive Plan is approved by shareholders, the Committee presently anticipates that the annual Incentive Plan awards will be made over respective three-year cycles based on target compound growth levels of operating income and shareholders’ equity over each three-year period. Therefore any awards made during 2015 would not be earned or paid until the conclusion of the independent audit of the Company’s 2017 consolidated financial statements, expected to occur in February 2018.

Other Compensation — The Officers receive a variety of miscellaneous benefits, the value of which is represented for the named Executive Officers under the caption “All Other Compensation” in the Summary Compensation Table. These benefits include taxable life insurance, and Company contributions to the Christmas Savings Plan, the 401(k) Plan, and certain partial matching contribution opportunities under the Employee Stock Purchase Plan. The Company also sponsors a defined benefit pension plan in which two of the Company’s Executive Officers participate as explained under the caption “Pension Benefits.”

Stock Ownership and Guidelines — The Company has long encouraged the Officers to voluntarily invest in the Company’s Common Shares. As a consequence, the Company makes the purchase of its Common Shares convenient, in some cases with partial cash matching contributions from the Company, and in all cases without brokers’ fees or commissions, under an Employee Stock Purchase Plan, a 401(k) Plan and a Dividend Reinvestment Plan. Although the purchase opportunities available through these plans do not constitute elements of Officer compensation, all of the current Officers are shareholders and participate in one or more of the foregoing plans.

Annual Reviews

In devising and maintaining the Company’s Executive Officer compensation program, the Committee requests management to periodically provide data relevant to the compensation paid to officers holding equivalent positions or having similar responsibilities in a group of industrial peers. Such information is obtained from Equilar, a leading independent third-party provider of financial, executive and director compensation data, for their review. Equilar was used by the Company to obtain competitive compensation information from public proxy data for management and the Committee as a general reference to low, mean, median and high compensation ranges and for correlation to similar measures of operating profitability and total shareholder return. The Committee’s current objective is for the Company’s Executive Officers to be compensated at a total level of compensation commensurate with at least the 25th percentile of compensation of comparable capital goods manufacturing companies.

The Committee additionally evaluates the Executive Officers’ progress assessments and the Company’s financial performance in performing its compensation review responsibilities. The Committee also takes into account the outcome of prior shareholders’ advisory votes on executive compensation. The Committee regularly consults with executive management and has the authority if needed to consult with outside accounting, legal and compensation advisors as appropriate in arriving at compensation recommendations, subject to approval by the Board of Directors.

Prior to the Company’s July Board meeting, the Committee reviews with the Chief Executive Officer the recommended annual base salary for each of the Executive Officers (other than the Chief Executive Officer). The Committee independently reviews the base salary for the Chief Executive Officer and develops a recommendation therefor. These salary reviews include consideration of the fact that a significant component of total compensation is variable, performance-based profit sharing. The Committee then reports the results of its Executive Officer compensation reviews and recommendations to the Board of Directors.

During July 2014, the Committee reviewed updated Equilar-provided peer information compensation details from 18 other capital goods manufacturing companies reflecting similar size (median revenue of approximately $360 million ranging from approximately $200 million to $1 billion in revenue) and reporting year-ends (fifteen calendar years of 2013, three fiscal years during 2013 and one fiscal year during 2014). The Committee also took into account the highly favorable outcome of the shareholders’ advisory vote on executive compensation at the Company’s 2014 Annual Meeting of Shareholders. The Board, based on the Committee’s recommendations, approved base salary increases for all Executive Officers reflecting the Board’s assessment of all the factors described above.

Following the end of each year and the final preparation of the Company’s audited financial statements, management calculates the total amount of profit sharing available for awarding to the Executive Officers based on the Company’s achieved operating income and the award percentage determined at the beginning of the year.

The Chief Executive Officer then determines a recommended allocation of the available profit sharing award pool among the Executive Officers based on the respective Executive Officer’s prior profit sharing award history and their current year progress assessment.

The Committee reviews with the Chief Executive Officer the recommended profit sharing award for each of the Executive Officers (other than the Chief Executive Officer). The Committee independently reviews the profit sharing award for the Chief Executive Officer and develops a recommendation therefor. These profit sharing reviews include consideration of the Chief Executive Officer’s progress assessments of the other Officers, and the Committee’s independent progress assessment of the Chief Executive Officer and their prior profit sharing award history. The Committee then reports the results of its profit sharing reviews and recommendations for the Executive Officers to the Board of Directors for its consideration and approval.

Summary Compensation Table

The table below contains information pertaining to the annual compensation of the Company’s principal executive officer, its principal financial officer, and its two other Executive Officers for calendar years 2014, 2013 and 2012.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (2)	Non- Equity Incentive Plan Compensation (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total
Jeffrey S. Gorman(5)	2014	$388,333	$221,000	$0	$0	$0	$131,558	$9,928	$750,819
President and Chief	2013	368,333	210,000	0	0	0	70,696	8,484	657,513
Executive Officer	2012	360,000	205,000	0	0	0	148,839	9,711	723,550

Wayne L. Knabel(6)	2014	246,667	165,000	0	0	0	0	26,857	438,524
Chief Financial Officer	2013	231,250	155,000	0	0	0	0	26,050	412,300
and Treasurer	2012	225,000	150,000	0	0	0	0	24,067	399,067

James C. Gorman	2014	125,000	15,000	0	0	0	34,129	6,226	180,355
Chairman	2013	110,417	15,000	0	0	0	0	5,390	105,765
	2012	100,000	15,000	0	0	0	0	4,803	106,591

Brigette A. Burnell(7)	2014	142,841	40,000	0	0	0	0	8,374	191,215
Corporate Counsel and Secretary

David P. Emmens(8)	2014	51,667	0	0	0	0	0	99,818	151,485
Retired Corporate Counsel and Secretary	2013	140,417	70,000	0	0	0	31,063	5,739	247,219
	2012	130,000	68,000	0	0	0	52,496	7,463	257,959

(1)

Historically the Company has provided the opportunity for additional profit sharing compensation as the only form of potential incentive compensation to substantially all its employees, including its Executive Officers.

(2)

Prior to 2015, the Company has never offered incentive stock or option awards or non-equity incentive plan compensation other than profit sharing as a part of the Company’s Officer compensation program.

As described above in the Compensation Discussion and Analysis narrative, the Company is seeking shareholder approval of Proposal No. 4 to implement The Gorman-Rupp Company 2015 Omnibus Incentive Plan. If approved, the Committee expects to make initial awards to the Company’s Officers and other key operating managers effective in May 2015 for an initial three-year cycle period as described above under Incentive Plan. If the established goals are subsequently achieved then the first award payments will be made on or about March 1, 2018. When such award payments become determinable under applicable generally accepted accounting principles, appropriate expense will be recorded in the Company’s respective 2015, 2016 and 2017 financial statements as applicable.

(3)

The amounts reflect the non-cash change in pension value recognized for financial statement reporting purposes for the fiscal year ended December 31, 2014, in accordance with SEC Release Nos. 33-8732A; 34-54302A. In computing the change in pension value, the Company applies the assumptions used for financial reporting purposes and a measurement date of December 31 for benefit plan determinations. The change in pension value is the aggregate increase in the actuarial present value of the respective Executive Officer’s accumulated benefit measured on an annual basis from the plan measurement date in 2012 to the measurement date in 2014. Decreases of $25,042 and $13,212 in 2013 and 2012 respectively, are excluded from J.C. Gorman’s data per the table’s guidance. The Company does not offer nonqualified deferred compensation earnings to any of its employees.

(4)	Amounts include taxable life insurance, and Company contributions to the Company’s 401(k) Plan, Employee Stock Purchase Plan and Christmas Savings Plan.

(5)

Mr. J. S. Gorman’s “Change in Pension Value and Nonqualified Deferred Compensation Earnings” increased each year due to replacement of earlier lower-compensated years with his most recent salary and to additional years of service.

(6)

Mr. Knabel’s “All Other Compensation” includes $20,467, $19,735 and $17,977 for calendar years 2014, 2013 and 2012, respectively, for the Company’s contributions to his account in the enhanced 401(k) plan established to replace the defined benefit plan for substantially all U.S. employees hired after December 31, 2007.

(7)

Ms. Burnell’s “All Other Compensation” includes $7,641 for calendar year 2014 for the Company’s contributions to her account in the enhanced 401(k) plan established to replace the defined benefit plan for substantially all U.S. employees hired after December 31, 2007.

(8)	Mr. Emmens’ “All Other Compensation” includes a lump sum distribution upon his retirement April 30, 2014.

Pension Benefits

The pension plan in which two of the Company’s Executive Officers participate (Mr. Emmens retired April 30, 2014) is a defined benefit plan covering substantially all U.S. employees of the Company. New entry into this plan terminated as of December 31, 2007 and, effective January 1, 2008, an enhanced 401(k) Plan benefit was adopted for new employees hired thereafter.

The pension plan offers participants upon retirement the option to choose between monthly benefits or a single lump sum payment. The monthly pension benefits are equal to the product of 1.1% of the participant’s final average monthly earnings (based on compensation during the final ten years of service) and the number of years of credited service. A single lump sum amount is equal to the present value of the final monthly pension benefit multiplied by a single premium immediate annuity rate as defined by the plan. Historically, nearly all participants in the plan elect the single lump sum amount at retirement. The single lump sum payment option is used for financial reporting purposes for the fiscal year ended December 31, 2014, computed as of the plan measurement date of December 31, 2014.

Actuarial assumptions used by the Company in determining the present value of the accumulated benefit amount consist of a 2.5% interest rate for 2015-2017 with a 4.5% interest rate thereafter, a 3.45% discount rate and the RP-2014 Mortality Table. Base compensation in excess of $260,000 is not taken into account under the plan. Vesting occurs after five years of credited service.

Pension Benefits Table

The table below summarizes the number of years of credited service and the present value of accumulated pension benefit for each of the Executive Officers of the Company for calendar years 2014, 2013 and 2012.

Name and Principal Position	Plan Name	Year	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Jeffrey S. Gorman President and Chief Executive Officer	The Gorman-Rupp Company Retirement Plan	2014 2013 2012	36 35 34	$1,160,371 1,028,813 958,117	$0 0 0

Wayne L. Knabel(3) Chief Financial Officer and Treasurer	The Gorman-Rupp Company Retirement Plan	2014 2013 2012	0 0 0	0 0 0	0 0 0

James C. Gorman Chairman	The Gorman-Rupp Company Retirement Plan	2014 2013 2012	65 64 63	299,241 265,112 290,154	73,224 73,224 73,224

Brigette A. Burnell(3) Corporate Counsel and Secretary	The Gorman-Rupp Company Retirement Plan	2014 2013 2012	0 0 0	0 0 0	0 0 0

David P. Emmens Retired Corporate Counsel and Secretary	The Gorman-Rupp Company Retirement Plan	2014 2013 2012	0 16 15	0 305,516 274,453	319,342 0 0

(1)	The credited years of service are determined as of a measurement date of December 31, 2014.

(2)

The amount represents the actuarial present value of accumulated benefit based on a single sum payment computed as of the plan measurement date of December 31, 2014. The retirement age is assumed to be the normal retirement age of 65 as defined in the plan.

(3)

Mr. Knabel and Ms. Burnell were hired March 31, 2008 and January 2, 2014, respectively, subsequent to the closing of the defined benefit pension plan to new participants effective December 31, 2007. The plan was replaced for new employees by an enhanced 401(k) plan benefit established to replace the Company’s defined benefit plan for substantially all U.S. employees hired thereafter (see Notes (6) and (7) to the Summary Compensation table).

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth information pertaining to the beneficial ownership of the Company’s Common Shares as of February 2, 2015, except as otherwise noted, by (i) each Director and each person nominated for election as a Director, (ii) each Officer named in the summary compensation table, (iii) nominees for Director and Executive Officers of the Company as a group, and (iv) any person who is known to the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock. The address of each of the Company’s Directors, nominees for Director and Executive Officers is in care of The Gorman-Rupp Company, P.O. Box 1217, Mansfield, Ohio 44901.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Shares
Independent Directors and Nominees:
M. Ann Harlan	6,950		*
Thomas E. Hoaglin	29,832		*
Christopher H. Lake	67,888	(2)	*
Kenneth R. Reynolds	4,750		*
Rick R. Taylor	15,337		*
W. Wayne Walston	26,889	(3)	*
Named Executive Officers:
James C. Gorman	1,634,106	(4)	6.2%
Jeffrey S. Gorman	1,584,636	(5)	6.0%
Brigette A. Burnell	201		*
Wayne L. Knabel	7,337		*
All Directors and Executive Officers as a group (10 persons):	3,377,929	(6)	12.9%
Other Principal Beneficial Owners:
GAMCO Investors, Inc.	1,597,625	(7)	6.1%
One Corporate Center
Rye, NY
Pioneer Investment Management, Inc.(8)(10)	1,458,881		5.6%
60 State Street
Boston, MA 02109

The Vanguard Group(9)(10)	1,345,217		5.1%
100 Vanguard Blvd.
Malvern, PA 19355

*	Represents less than 1% of the outstanding shares.

(1)

Reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power in respect of such security. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with the SEC reporting requirements. Voting power or investment power with respect to shares reflected in the table is not shared with others except as otherwise indicated. Share amounts have been adjusted to reflect the 5-for-4 stock split effective December 10, 2013.

(2)

Includes 49,752 shares owned by Mr. Lake’s minor children as to which Mr. Lake considers that he shares the voting and investment power with respect thereto, but otherwise disclaims any beneficial interest therein.

(3)	Includes 21,168 shares held in a trust of which Mr. and Mrs. Walston are co-trustees.

(4)

Includes 691,295 shares owned by Mr. Gorman’s wife and 166,233 shares held in a trust of which Mr. Gorman is a co-trustee. Mr. Gorman shares voting and investment power with respect to all 166,233 of the shares held in the trust, but otherwise disclaims any beneficial ownership thereof. The amount shown in the table excludes 3,173,647 shares beneficially owned by members of Mr. Gorman’s immediate family and 704,615 shares held in trusts of which he and members of his family have beneficial interests (166,233 of the shares held in trust are the same shares described above). Mr. Gorman disclaims beneficial ownership of all of the shares referred to in this note (4).

(5)

Includes 134,307 shares owned by Mr. Gorman’s wife and 616,421 shares owned by his adult children. Mr. Gorman considers that he shares the voting and investment power with respect to all of the foregoing shares, but otherwise disclaims any beneficial interest therein. The amount shown in the table excludes 116,821 shares held in a trust in which Mr. Gorman has a beneficial interest. Mr. Gorman disclaims beneficial ownership of all of the shares referred to in this note (5).

(6)	Includes 1,679,176 shares as to which voting and investment power are shared.

(7)

GAMCO Investors, Inc. is a diversified asset manager and financial services company. Based on a 13D/A filed with the SEC on September 9, 2012. The filing indicates that, as of December 31, 2014, Gabelli Funds, LLC had beneficial ownership of 873,531 shares, including sole voting power over 873,531 shares and sole dispositive power over 873,531 shares, GAMCO Asset Management Inc. had beneficial ownership of 668,390 shares, including sole voting power over 662,140 shares and sole dispositive power over 668,390 shares, and Teton Advisors, Inc. had beneficial ownership of 55,704 shares, including sole voting power over 55,704 shares and sole dispositive power over 55,704 shares of the Company’s outstanding Common Shares.

(8)

Pioneer Investment Management, Inc., an investment advisory business, is an indirect subsidiary of UniCredit S.p.A. Based on a Schedule 13G/A filed with the SEC on January 30, 2015. The filing indicates that, as of December 31, 2014, it had beneficial ownership of 1,458,881 shares, including shared voting power over 1,458,881 shares of the Company’s outstanding Common Shares.

(9)

Based on a Schedule 13G/A filed with the SEC on February 10, 2015. The filing indicates that, as of December 31, 2014, it had beneficial ownership of 1,345,217 shares, including sole voting power over 26,156 shares, sole dispositive power over 1,319,061 shares and shared dispositive power over 26,156 shares of the Company’s outstanding Common Shares.

(10)	Applicable percentage ownership is based upon 26,260,543 shares of Common Stock outstanding as of December 31, 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who are beneficial owners of more than ten percent of the Company’s common shares to file reports of ownership and changes in ownership with the SEC. To the best of its knowledge, the Company believes that, during the past year, all applicable filing requirements for reporting persons were met, except for two inadvertent late filings by W. Wayne Walston related to a series of gifts on November 1, 2013 to and from a trust for estate planning purposes. These transactions should have been reported on Mr. Walston’s Annual Statement of Changes in Beneficial Ownership on Form 5 filings for the year ended December 31, 2013, but instead were reported on a Form 4 on July 3, 2014 and a Form 5 for the year ended December 31, 2014.

APPROVAL AND ADOPTION OF AN AMENDMENT TO THE CODE OF REGULATIONS AUTHORIZING OUR BOARD OF DIRECTORS TO AMEND THE CODE OF REGULATIONS TO THE EXTENT PERMITTED BY OHIO LAW

(Proposal No. 2)

At the Annual Meeting, shareholders will be asked to approve the adoption of an amendment to the Code of Regulations of The Gorman-Rupp Company (the “Regulations”) that would, in addition to retaining the shareholders’ ongoing right to authorize amendments, authorize the Board of Directors to adopt amendments to the Regulations to the extent permitted by Ohio law.

The Gorman-Rupp Company’s existing Regulations require that an amendment of the Regulations be approved by shareholders, regardless of how minor. The Regulations do not currently permit the Board of Directors to adopt amendments in any respect because the traditional law of Ohio did not allow for boards of directors to amend codes of regulations. However, Ohio law was amended in October 2006 to allow boards of directors of Ohio corporations to amend their codes of regulations without shareholder approval, within certain statutory limitations, if the authority to do so is provided in the corporation’s articles of incorporation or code of regulations, thus making Ohio law consistent with the law of most other states.

If the proposed amendment authorizing the Board of Directors to adopt amendments to the Regulations is adopted, then the Board of Directors still will not be permitted to amend the Regulations to do any of the following, which Ohio law deems to impact fundamental shareholder rights:

•	Specify the percentage of shares a shareholder must hold in order to call a special meeting;

•	Specify the length of time period required for notice of a shareholders’ meeting;

•	Specify that shares that have not yet been fully paid will not have voting rights;

•	Specify a requirement for a quorum at a shareholders’ meeting;

•	Prohibit shareholder or director actions from being authorized or taken without a meeting;

•	Define terms of office for directors or provide for classification of directors;

•	Require greater than a majority vote of shareholders to remove directors without cause;

•	Establish requirements for a quorum at directors’ meetings, or specify the required vote for an action of the directors;

•	Delegate authority to committees of the board of directors to adopt, amend or repeal regulations; or

•	Remove the requirement that a control share acquisition of an issuing public corporation be approved by shareholders of the acquired corporation.

Even if shareholders approve this proposal, shareholders will retain the power to adopt, amend and repeal the Regulations without action by the Board of Directors. As a result, shareholders will have the ability to change, modify or repeal any amendments made by the Board of Directors should they determine that course to be appropriate.

The existing Regulations provide that an amendment to the Regulations may be adopted by shareholders at a meeting or by written consent without a meeting, in each case by the affirmative vote of the holders entitled to exercise at least a majority of the voting power on the proposal. The proposed amendment to the Regulations, if adopted, would provide that future amendments to the Regulations by shareholders must be approved by a majority of the voting power, if considered at a meeting, but would follow the statutory “default” provisions of Ohio law with respect to action without a meeting, which require the written consent of two-thirds of the voting power to amend the Regulations. The Board of Directors believes this to be more appropriate from a corporate governance perspective, as it likely would encourage shareholders seeking to amend the Regulations to do so at a meeting, where discussion and deliberation on the matter may occur prior to voting.

The Board of Directors unanimously recommends that Section 6 of Article V of the Regulations be amended to add the following double underlined language, with deleted text struck through:

SECTION 6. AMENDMENTS.

~~These Regulations may be amended~~ Except as otherwise provided by law, by the Amended Articles of Incorporation or by these Regulations, these Regulations of the Company (as they may be amended from time to time) may be repealed, amended or added to in any respect (i) by the Board of Directors (to the extent permitted by the Ohio General Corporation Law), or (ii) at any time at any meeting of shareholders by the affirmative vote ~~or~~ of the holders of a majority of the voting power of the Company; provided, that any amendment or repeal proposed to be acted upon at any such meeting has been described or referred to in the notice of such meeting, or (iii) by the written consent of the shareholders of record ~~entitled to exercise a majority of the voting power on such proposal, provided, however, that if~~ in accordance with Ohio General Corporation Law. If an amendment is adopted by written consent without a meeting of the shareholders pursuant to clause (iii) of the preceding sentence, the Secretary shall mail a copy of such amendment to each shareholder of record who would have been entitled to vote thereon and did not participate in the adoption thereof.

The Board of Directors unanimously recommends that you vote FOR Proposal No. 2 to approve the amendment to The Gorman-Rupp Company’s Code of Regulations to authorize the Board of Directors to amend the Code of Regulations to the extent permitted by Ohio Law.

APPROVAL AND ADOPTION OF AN AMENDMENT TO THE CODE OF REGULATIONS AUTHORIZING THE FORMATION OF COMMITTEES OF THE BOARD OF DIRECTORS CONSISTING OF ONE OR MORE DIRECTORS AND SUBCOMMITTEES

(Proposal No. 3)

At the Annual Meeting, shareholders will be asked to approve the adoption of an amendment to the Regulations that would authorize the formation of committees of the Board of Directors consisting of one or more directors and clarify that committees also may create subcommittees.

The Gorman-Rupp Company’s existing Regulations require that committees of the Board of Directors consist of no less than three Directors. The traditional law of Ohio did not allow for committees of boards of directors to consist of one or more directors, nor did it expressly allow committees to create subcommittees. However, Ohio law was amended in October 2006 to allow codes of regulations to provide for the formation of committees of boards of directors consisting of one or more directors and for committees to create subcommittees.

To provide the Board of Directors with greater flexibility in discharging its duties, the Board of Directors unanimously recommends that Section 5 of Article II of the Regulations be amended to add the following double underlined language, with deleted text struck through:

SECTION 5. COMMITTEES.

The Directors may from time to time ~~create~~ appoint one or more of its members to act as a committee or committees of Directors ~~to act in the intervals between meetings of the Directors~~ and may delegate to such committee or committees any of the authority of the Directors other than that of filling vacancies among the Directors or in any committee of the Directors. ~~No~~ Each such committee and each member thereof shall ~~consist of less than three Directors~~ serve at the pleasure of the Board. The Directors may appoint one or more Directors as alternate members of any such committee, who may take the place of any absent member or members at any meeting of such committee.

In particular, the Directors may create and define the powers and duties of an Executive Committee. Except as above provided and except to the extent that its powers are limited by the Directors, the Executive Committee during the intervals between meetings of the Directors shall possess and may exercise, subject to the control and direction of the Directors, all of the powers of the Directors in the management and control of the business of the Company, regardless of whether such powers are specifically conferred by these Regulations. All action taken by the Executive Committee shall be reported to the Directors at their first meeting thereafter.

Unless otherwise ordered by the Directors, a majority of the members of any committee appointed by the Directors pursuant to this section shall constitute a quorum at any meeting thereof, and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee. Action may be taken by any such committee without a meeting by a writing or writings signed by all of its members. Any such committee shall prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Directors, and shall keep a written record of all action taken by it.

Unless otherwise restricted by action of the Board of Directors, any committee of Directors created pursuant to this section may further delegate any or all of its authority and duties to a subcommittee of one or more of its members.

The Board of Directors unanimously recommends that you vote FOR Proposal No. 3 to approve the amendment of the Company’s Code of Regulations to authorize the formation of committees of the Board of Directors consisting of one or more directors and subcommittees.

APPROVAL AND ADOPTION OF THE GORMAN-RUPP COMPANY 2015 OMNIBUS INCENTIVE PLAN

(Proposal No. 4)

At the Annual Meeting, shareholders will be asked to approve the adoption of The Gorman-Rupp Company 2015 Omnibus Incentive Plan (the “Incentive Plan”). The Board of Directors adopted the Incentive Plan on February 26, 2015, subject to the approval of the shareholders at the Annual Meeting. If the shareholders approve the Incentive Plan, it will become effective on the day of the Annual Meeting.

The Gorman-Rupp Company operates in a challenging marketplace in which its success increasingly depends on its ability to attract, retain, engage and focus highly motivated and qualified employees. One of the tools the Board of Directors regards as essential to succeeding in attracting and retaining employee talent is the introduction of a competitive equity incentive program. The Incentive Plan is designed to provide a vehicle under which a variety of stock-based awards can be granted to designated employees of The Gorman-Rupp Company and its subsidiaries and divisions, which will provide The Gorman-Rupp Company with the flexibility to adapt its compensation program to the competitive pressures of the marketplace. The Compensation Committee currently intends to award performance-based equity incentives under the Incentive Plan, which will serve to further align the interests of the award recipients with shareholders by reinforcing key long-term goals and objectives that help drive shareholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to The Gorman-Rupp Company’s continuing financial success. The 1,000,000 shares being requested for the Incentive Plan represents less than 4% of The Gorman-Rupp Company’s outstanding equity as of March 6, 2015. No awards have been made under the Incentive Plan, nor will any awards be made prior to shareholder approval of the Incentive Plan. Shareholder approval of the Incentive Plan is intended to constitute approval for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), so that certain awards based on the attainment of performance goals using the performance measures set forth in the Incentive Plan could be eligible to qualify as “performance-based compensation” under Section 162(m) of the Code if the Company was to determine that it was desirable to so qualify in any particular instance. Additional discussion of the Incentive Plan may be found in the Compensation Discussion & Analysis portion of the Proxy Statement.

SUMMARY OF THE 2015 OMNIBUS INCENTIVE PLAN

The full text of the Incentive Plan is in Appendix A to this Proxy Statement. The following is a brief description of the material features of the Incentive Plan, but it is qualified in its entirety by reference to Appendix A.

Shares Available Under the Incentive Plan

Under the Incentive Plan, The Gorman-Rupp Company is asking its shareholders to authorize the Compensation Committee to issue up to 1,000,000 shares of common stock, without par value, during the Incentive Plan’s 10-year period.

If any shares subject to an award under the Incentive Plan are forfeited or an award is forfeited, cancelled, settled for cash, expires, terminates without issuance of shares or otherwise does not result in the issuance of all or a portion of the shares subject to the award, the shares subject to the award may be used again for awards under the Incentive Plan to the extent of the forfeiture, cancellation, cash settlement, expiration, termination or non-issuance.

If any award under the Incentive Plan is exercised through the tendering of shares or by the withholding of shares by The Gorman-Rupp Company, or if any withholding tax liabilities arising from any award are satisfied by the tendering of shares or by the withholding of shares by The Gorman-Rupp Company, then in each such case the shares so tendered or withheld shall count against the total number of shares available for issuance and delivery under the Incentive Plan on a one-for-one basis. In addition, if The Gorman-Rupp Company uses the proceeds of the exercise of any stock option or stock appreciation right to purchase additional shares in the open market, such shares shall not be added to the total number of shares available for issuance and delivery under the Incentive Plan. Also, shares underlying awards issued by The Gorman-Rupp Company in assumption of or substitution for awards issued by a company acquired by The Gorman-Rupp Company or a subsidiary (“Substitute Awards”) will not reduce the number of shares available for issuance under the Incentive Plan.

Eligibility. Employees of The Gorman-Rupp Company and its present and future subsidiaries are eligible for awards under the Incentive Plan. As of January 31, 2015, approximately 1,250 employees would have been eligible to be considered for participation in the Incentive Plan had it been effective. The Compensation Committee shall determine annually which employees will be participants in the Incentive Plan. Non-employee directors are not eligible to participate in the Incentive Plan, but they are participants in the Non-Employee Directors’ Compensation Plan previously approved by the shareholders.

Limits on Awards to Participants. The Incentive Plan provides that no participant may be granted (a) stock options or stock appreciation rights during any twelve (12)-month period with respect to more than 100,000 shares, (b) restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards during any calendar year that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares under which more than 100,000 shares may be earned for each twelve (12) months in the vesting period or performance period or (c) during any calendar year performance awards that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash under which more than $1,000,000 may be earned for each twelve (12) months in the performance period. The limitations in the prior sentence are multiplied by two for awards granted to a participant in the first calendar year in which the participant commences employment with The Gorman-Rupp Company or a subsidiary or division. If an award is cancelled or exchanged for cash or other property, such award shall continue to be counted toward the applicable limitations set forth above.

Administration. The Compensation Committee will oversee the administration of the Incentive Plan with the authority to interpret the Incentive Plan and make all determinations necessary or desirable for the administration of the Incentive Plan. The Compensation Committee will have discretion to select participants and determine the form, amount and timing of each award to such persons, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award, and all other terms and conditions of an award. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Incentive Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

Forms of Awards. Awards under the Incentive Plan may include one or more of the following types: (a) restricted stock and restricted stock units, (b) performance awards, (c) stock options, (d) stock appreciation rights and (e) other share-based awards. The present intention of the Compensation Committee is to award performance-based restricted stock and restricted stock units to participants in the Incentive Plan.

Key Terms of Awards

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Restricted Stock and Restricted Stock Units. Restricted stock is any share issued with the restriction that the participant may not, for a specified time or times, sell, transfer, pledge or assign such share and with such other restrictions as the Compensation Committee, in its sole discretion, may impose. A restricted stock unit is an award that is valued by reference to a share, which value may be paid to the participant by delivery of shares or cash as determined by the Compensation Committee. Restrictions on restricted stock and restricted stock units may lapse separately or in combination at such times, in installments or otherwise, as the Compensation Committee deems appropriate. Awards of restricted stock and restricted stock units may be issued either alone or in addition to other awards granted under the Incentive Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock and restricted stock unit awards, including the number of shares granted and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component.

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Performance Awards. Performance awards are the award of cash, shares or units (valued by reference to shares or other property) that will be earned by the participant upon the achievement of performance goals established by the Compensation Committee. The Compensation Committee will determine the performance criteria to be achieved during any performance period and the length of the performance period. Performance awards may be settled in cash, shares or other property as determined by the Compensation Committee.

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Stock Options. Stock options are rights to purchase shares at a price and during a period determined by the Compensation Committee. The exercise price of an option will not be less than 100% of the fair market value of the shares on the date the option is granted. Options generally expire no later than 10 years after the date of grant except in the event of death or disability. The Compensation Committee does not presently intend to award options to participants in the Incentive Plan. The maximum number of shares of common stock that may be issued under the Incentive Plan pursuant to the exercise of incentive stock options is 100,000 shares.

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Stock Appreciation Rights. A stock appreciation right entitles the participant to receive, upon exercise, an amount equal to the excess of (a) the fair market value of one share on the date of exercise (or such amount less than such fair market value as the Compensation Committee shall so determine at any time during a specified period before the date of exercise) over (b) the grant price of the stock appreciation right on the date of grant. Stock appreciation rights generally expire no later than 10 years after the date of grant except in the event of death or disability. The Compensation Committee will determine whether settlement of a stock appreciation right will be made in cash, in whole shares or other property, or any combination thereof. The Compensation Committee does not presently intend to award stock appreciation rights to participants in the Incentive Plan.

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Other Share-Based Awards. The Incentive Plan also authorizes the grant of awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property. Other share-based awards may be paid in cash, shares or other property, or a combination thereof, as determined by the Compensation Committee. The Compensation Committee determines the terms and conditions of other share-based awards, including any conditions for vesting that must be satisfied. The Compensation Committee does not presently intend to make other share-based awards to participants in the Incentive Plan.

Performance Criteria. Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Compensation Committee will establish one or more performance goals applicable to the performance-based awards. Performance goals may be based on the attainment of specified levels of one or more of the following criteria: sales and net sales (including growth of such sales measures); gross profit, operating income, pre-tax income, net income and earnings per share (including growth of such income measures); return on equity, total shareholder return and return on assets or net assets (including growth of such return measures); gross margin, operating income margin or net income margin (including growth of such margin measures); economic value-added models or equivalent metrics; cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends) (including growth of such cash flow measures); financial ratios, including those measuring liquidity, activity, profitability or leverage; and competitive market metrics. In establishing performance goals, the Compensation Committee may provide that any financial factor that in whole or in part comprises any performance goal will be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or that any such financial factor may be non-GAAP or that such financial factor may be adjusted to exclude any or all GAAP or non-GAAP items. The Compensation Committee may provide for exclusion of the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including, without limitation, (a) acquisitions, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of The Gorman-Rupp Company, subsidiary, division, business segment or business unit or not within the reasonable control of management, or (c) the cumulative effects of tax or accounting changes in accordance with GAAP.

Adjustments to Awards Subject to Performance Criteria. The Compensation Committee may make downward, but not upward, adjustments with respect to any amount payable pursuant to any restricted stock award, restricted stock unit award, performance award or other share-based payment award that is subject to performance criteria and is intended to be treated as performance-based compensation under Section 162(m) of the Code. The Compensation Committee may not waive achievement of performance goals for such awards, except in the case of a Change in Control or the death or disability of the participant or as otherwise determined by the Compensation Committee in special circumstances. The Compensation Committee must certify, in writing (which may be evidenced by the minutes of a Compensation Committee meeting), the amount of the award for each participant for such performance period before payment of the award is made.

Dividends; Dividend Equivalents. The Compensation Committee may determine in its sole discretion to grant cash, stock or other property dividends with respect to the number of shares underlying an outstanding award under the Incentive Plan, other than a stock option or stock appreciation right. Notwithstanding anything to the contrary, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any award that vests based on achievement of performance goals shall either (a) not be paid or credited or (b) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the performance-based award with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

Nontransferability of Awards. No award under the Incentive Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution. An award may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative, except that the Compensation Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts or other family-owned entities, or for charitable donations under such terms and conditions determined by the Compensation Committee.

Termination of Employment. The Compensation Committee will determine and set forth in each award agreement whether any awards will continue to be exercisable, vest or be earned (and the terms of such exercise, vesting or earning) on and after the date the participant ceases to be employed by The Gorman-Rupp Company or a subsidiary, whether by reason of death, disability, voluntary or involuntary termination of employment.

Change in Control. If a Change in Control (as defined in the Incentive Plan) occurs, the Compensation Committee may (a) provide for the purchase or cancellation of awards for an amount of cash, if any, equal to the amount which could have been obtained upon the exercise or realization of such rights had such awards been currently exercisable or payable; (b) make such adjustment to the awards then outstanding as the Compensation Committee deems appropriate to reflect such transaction or change (including the acceleration of vesting); and/or (c) cause the awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change in Control.

Clawback. The Incentive Plan provides that to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of any securities exchange on which the shares are traded, or if so required pursuant to a written policy adopted by The Gorman-Rupp Company, awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding awards).

Prohibition on Repricing. The Incentive Plan prohibits stock option and stock appreciation award repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below) unless shareholder approval is obtained. For purposes of the Incentive Plan, a “repricing” means a reduction in the exercise price of a stock option or the grant price of a stock appreciation right, the cancellation of a stock option or stock appreciation right in exchange for cash or another award (except in connection with a Change in Control) under the Incentive Plan when the exercise price or grant price of the stock option or stock appreciation right is greater than the fair market value of the shares, or any other action with respect to a stock option or stock appreciation right that may be treated as a repricing under the rules of the principal securities exchange on which the shares are traded.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in the Company’s corporate structure which affects the shares or the value thereof, appropriate adjustments to the Incentive Plan and awards will be made as the Compensation Committee determines to be equitable and appropriate.

Amendment and Termination. The Incentive Plan may be amended or terminated by the Board of Directors except that shareholder approval is required for any amendment to the Incentive Plan which increases the number of shares of common stock available for awards thereunder (except for equitable adjustments in the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares), expands the types of awards available, materially expands the class of persons eligible to participate in the Incentive Plan, permits the grant of stock options or stock appreciation rights with an exercise or grant price of less than 100% of fair market value on the date of grant, adds performance goals to those listed above under “Performance Criteria,” increases the limits on shares subject to awards or the dollar value payable with respect to performance awards, or takes any action with respect to a stock option or stock appreciation right that may be treated as a repricing. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Incentive Plan without the written consent of the participant.

The Incentive Plan will expire on the 10th anniversary of the date of its approval by shareholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the Incentive Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

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Restricted Stock, Restricted Stock Units and Performance Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares are issued on grant), but will realize ordinary income when the shares subject to the award become vested. The amount of ordinary income will be equal to the excess of the fair market value of the shares on the vesting date over the purchase price, if any, paid for the shares. The Company may allow a participant to elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for the shares. If such an election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of the fair market value of the shares on the date they are issued over the purchase price, if any, paid for the award.

Upon disposition of shares acquired under a restricted stock award, restricted stock unit award or performance award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of any amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

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Stock Options. The participant will not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise. The Compensation Committee does not presently intend to award options to participants in the Incentive Plan.

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Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares or other property received upon the exercise. The Compensation Committee does not presently intend to award stock appreciation rights to participants in the Incentive Plan.

Company Tax Considerations. The Gorman-Rupp Company generally will be entitled to a tax deduction in connection with an award under the Incentive Plan, subject to the provisions of Sections 162(m) and 280G of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on vesting and delivery of a performance award). Furthermore, the Incentive Plan is designed to help The Gorman-Rupp Company comply with the rules relating to its ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. Compensation attributable to stock options and stock appreciation rights under the Incentive Plan is eligible to qualify as performance-based compensation if the awards are made by the Compensation Committee and the exercise or grant price of the award is no less than the fair market value of the shares on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards is eligible to qualify as performance-based compensation if (a) the compensation is approved by the Compensation Committee, (b) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain and (c) the Compensation Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied. Because the performance-based compensation exception under Section 162(m) of the Code requires a review of individual facts, and there is limited binding guidance under Section 162(m), The Gorman-Rupp Company cannot guarantee that any awards under the Incentive Plan to covered employees that are intended to qualify for the exemption will necessarily qualify. The Gorman-Rupp Company reserves the right to grant awards to covered employees under the Incentive Plan that are not intended to qualify for exemption under Section 162(m) of the Code.

Grants under the Incentive Plan. There have been no grants of awards under the Incentive Plan. Accordingly, the benefits or amounts that will be received as a result of the Incentive Plan are not currently determinable.

The Board of Directors unanimously recommends that you vote FOR Proposal No. 4 to approve The Gorman-Rupp Company 2015 Omnibus Incentive Plan.

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S

NAMED EXECUTIVE OFFICERS

(Proposal No. 5)

This proposal is for a non-binding, advisory vote to approve the compensation of the Company’s named Executive Officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named Executive Officers and the compensation philosophy, policies and practices as described in the Executive Compensation — Compensation Discussion and Analysis narrative discussion and Summary Compensation Table of this proxy statement. As detailed therein, the Directors are focused on compensating the Executive Officers fairly and in a manner that promotes the Company’s compensation philosophy that compensation of the Executive Officers should be aligned with the Company’s historical compensation, its culture, and its profitability for the continued achievement of long-term shareholder value. Accordingly, the Company is asking shareholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the shareholders of The Gorman-Rupp Company approve, on an advisory basis, the compensation of the Company’s named Executive Officers, as disclosed in the Executive Compensation — Compensation Discussion and Analysis narrative discussion and Summary Compensation Table of this 2015 Proxy Statement.”

While not binding on the Company, the Board of Directors or the Compensation Committee, the results of shareholder voting on this proposal will be considered by the Board and Compensation Committee when making future compensation decisions for the Company’s named Executive Officers. At the Company’s 2011 Annual Meeting, the Company’s shareholders voted, on an advisory basis, to conduct an advisory vote on the Company’s compensation for named executive officers each year.

The Board of Directors unanimously recommends that you vote FOR Proposal No. 5 to approve the advisory resolution on the compensation of the Company’s named Executive Officers.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 6)

This proposal is for a vote to ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accountants for the Company during the year ending

December 31, 2015. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

The Company paid Ernst & Young LLP the following fees in connection with the Company’s fiscal years ending December 31, 2014 and 2013:

Audit Fees — $910,500 (2014); $848,500 (2013). Audit fees consist of the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the Company’s interim financial statements included in its quarterly reports on Form 10-Q, or services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees paid in 2014 and 2013 also cover services performed in connection with the Sarbanes-Oxley Section 404 attestation and other Sarbanes-Oxley requirements.

Audit-Related Fees — $125,000 (2014); $97,500 (2013). Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees.” The audit-related fees paid were primarily for benefit plan audits, financial reporting and other advisory services, and acquisition related due diligence services.

Tax Fees — $50,000 (2014); $2,900 (2013). Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. The tax fees were paid for the following services: federal and international tax planning and advice; federal, state, local and international tax compliance; state and local tax consulting; Form 5500 compliance issues; Canadian compliance issues; and other tax advice and assistance regarding statutory and regulatory matters.

All Other Fees — $0 (2014); $0 (2013). The “all other fees” category consists of the aggregate fees billed for products and services provided, other than the services reported in the foregoing three paragraphs.

Under its Charter, the Audit Committee is directly responsible for the oversight of the work of Ernst & Young LLP and has the sole authority to (i) appoint, retain and terminate Ernst & Young LLP, (ii) pre-approve all audit engagement fees, terms and services, and (iii) pre-approve scope and fees for any non-audit engagements with Ernst & Young LLP. The Committee exercises this authority in a manner consistent with applicable law and the rules of the SEC and the NYSE MKT Exchange, and Ernst & Young LLP reports directly to the Committee. In addition, the Committee has determined to delegate its authority to grant any pre-approvals to its Chairman, subject to the report of any such pre-approvals to the Committee at its next scheduled meeting for ratification. With respect to certain of the services categorized above, the following percentage-of-services were rendered by Ernst & Young LLP in accordance with the annual de minimus exception to the pre-approval requirement: Audit-Related Fees — 0%; Tax Fees — 0%; All Other Fees — 0%.

Ratification by the shareholders of the appointment of Ernst & Young LLP is not required by law. However, the Board of Directors believes that shareholders should be given this opportunity to express their views on the subject. While not binding on the Audit Committee, the failure of the shareholders to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants would be considered by the Audit Committee in determining whether to continue the engagement of Ernst & Young LLP. Even if the appointment is ratified, the Audit Committee may, in its discretion, select a different firm of independent registered public accountants for the Company at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote FOR Proposal No. 6 to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants.

GENERAL INFORMATION

The Company’s 2014 Annual Report to Shareholders, including financial statements, is being mailed concurrently with this Proxy Statement to all shareholders of the Company.

The cost of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile or other means of communication by employees of the Company. No separate compensation will be paid for the solicitation of proxies, although the Company may reimburse brokers and other persons holding Common Shares in their names or in the names of nominees for their expenses in sending proxy material to the beneficial owners of such Common Shares.

Any proposal by a shareholder intended to be included in the proxy materials to be distributed by the Company in connection with the 2016 Annual Meeting of Shareholders must be received by the Company on or before November 20, 2015. If a shareholder proposal is received after February 4, 2016, it will be considered untimely and the proxy holders may use their discretionary voting authority if and when the proposal is raised at such Annual Meeting, without any discussion of the matter in the proxy statement. The Board of Directors’ proxy for the 2016 Annual Meeting of Shareholders is expected to grant discretionary voting authority to the proxy holders with respect to any such proposal received after February 4, 2016.

Any shareholder wishing to communicate with the Board of Directors or a specific Director, if applicable, may send a written statement or inquiry to the Company’s Corporate Secretary at the Company’s mailing address. All writings will be acknowledged by the Corporate Secretary and presented for consideration and response at the next scheduled Board meeting.

OTHER BUSINESS

Financial and other reports will be submitted to the Meeting, but it is not intended that any action will be taken in respect thereof. The Company did not receive notice by February 4, 2014 of, and the Board of Directors is not aware of, any matters other than those referred to in this Proxy Statement which might be brought before the Meeting for action. Therefore, if any such other matters should arise, it is intended that the persons appointed as proxy holders will vote or act thereon in accordance with their own judgment.

You are urged to date, sign and return your proxy promptly. For your convenience, enclosed is a self-addressed return envelope requiring no postage if mailed in the United States.

By Order of the Board of Directors

BRIGETTE A. BURNELL Corporate Counsel and Secretary

March 19, 2015

Appendix A

THE GORMAN-RUPP COMPANY

2015 OMNIBUS INCENTIVE PLAN

The Gorman-Rupp Company (the “Company”), an Ohio corporation, hereby establishes and adopts the following 2015 Omnibus Incentive Plan (the “Plan”).

1. PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries and Divisions in attracting and retaining selected individuals to serve as employees who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2. DEFINITIONS

2.1 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2 “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3 “Board” shall mean the Board of Directors of the Company.

2.4 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5 “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

2.6 “Covered Employee” shall mean an employee of the Company or its Subsidiaries and Divisions who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.7 “Director” shall mean a member of the Board who is not an employee.

2.8 “Dividend Equivalents” shall have the meaning set forth in Section 12.6.

2.9 “Division” shall mean any line of business or operations of the Company or any Subsidiary that is separately identified as a “division” in the books and records of the Company.

2.10 “Employee” shall mean any employee of the Company, any Subsidiary or any Division and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary or any Division.

2.11 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.12 “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported or (ii) if the Shares are neither listed on a U.S. national securities exchange, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.13 “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.14 “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.15 “Other Share-Based Award” shall have the meaning set forth in Section 6.1.

2.16 “Participant” shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

2.17 “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 7.

2.18 “Performance Cash” shall mean any cash incentives granted pursuant to Article 7 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.19 “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.20 “Performance Share” shall mean any grant pursuant to Article 7 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.21 “Performance Unit” shall mean any grant pursuant to Article 7 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.22 “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.23 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.24 “Restricted Stock Award” shall have the meaning set forth in Section 5.1.

2.25 “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.26 “Restricted Stock Unit Award” shall have the meaning set forth in Section 5.1.

2.27 “SEC” means the Securities and Exchange Commission.

2.28 “Shares” shall mean the shares of common stock of the Company, without par value.

2.29 “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.30 “Subsidiary” shall mean any corporation or other business entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entities other than the last entity in the unbroken chain owns stock or ownership interests possessing 50% or more of the total combined voting power of all classes of stock or ownership interests in one of the other entities in the chain.

2.31 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or any Division or with which the Company or any Subsidiary or Division combines.

2.32 “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3. SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to adjustment as provided in Section 12.2, a total of 1,000,000 Shares shall be authorized for issuance and delivery with respect to Awards granted under the Plan.

(b) If any Shares subject to an Award are forfeited, an Award is forfeited, cancelled, expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, such Shares shall, to the extent of such forfeiture, expiration, cancellation, termination, cash settlement or non-issuance, be again available for grant under this Plan.

(c) In the event that (i) any Option, Stock Appreciation Right or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall count against the total number of Shares available for issuance and delivery under the Plan on a one-for-one basis. In addition, if the Company uses the proceeds of the exercise of any Option or Stock Appreciation Right to purchase additional Shares in the open market, such Shares shall not be added to the total number of Shares available for issuance and delivery under this Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations on grants to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraphs (b) and (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or any Division or with which the Company or any Subsidiary or any Division combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (b) and (c) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2 Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1 Eligibility. Any Employee shall be eligible to be selected as a Participant.

4.2 Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary or Division. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(c) To the extent not inconsistent with applicable law, including Section 162(m) of the Code, with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more executive officers to do one or more of the following with respect to Employees who are not considered “insiders” of the Company under Section 16 of Exchange Act (A) designate Employees to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend unvested Awards to such Employees; provided that (x) any resolution of the Committee authorizing such executive officer(s) must specify the total number of Shares subject to Awards that such executive officer(s) may so award; (y) the executive officer may not grant Awards to himself or herself; and (z) such executive officer must periodically report to the Committee information regarding the Awards granted pursuant to such delegation.

5. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

5.1 Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary or any Division as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

5.2 Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant

5.3 Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares (except as otherwise provided in this Section or in an Award Agreement). A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Notwithstanding anything to the contrary in this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

5.4 Vesting Period. The Award Agreement shall specify the Vesting Period for any Restricted Stock or Restricted Stock Units granted under the Plan. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award or Restricted Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances.

5.5 Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Any such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

6. OTHER SHARE-BASED AWARDS

6.1 Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

6.2 Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding anything to the contrary in this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such Dividend Equivalents have been credited.

6.3 Vesting Period. The Award Agreement shall specify the Vesting Period, if any, for Other Share-Based Awards. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of an Other Share-Based Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances.

6.4 Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-

Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code to the extent applicable.

7. PERFORMANCE AWARDS

7.1 Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

7.2 Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan. Unless otherwise provided in an Award Agreement, no Performance Awards shall have Dividend Equivalent rights. The terms of Performance Awards need not be the same with respect to each Participant.

7.3 Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

7.4 Payment. Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code to the extent applicable.

8. OPTIONS

8.1 Grant. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

8.2 Award Agreements. All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

8.3 Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary or any Division, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.2), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

8.4 Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

8.5 Vesting of Options. The Award Agreement shall specify the Vesting Period for Options. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

8.6 Exercise of Options.

(a) The Award Agreement shall specify when Options vest and become exercisable. Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, to the extent provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing; provided, however, to the extent required by applicable law, that the Participant must pay in cash an amount not less than the aggregate par value (if any) of the Shares being acquired. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c) Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

8.7 Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

8.8 Incentive Stock Options. The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary or any Division, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 100,000 Shares, subject to adjustment as provided in Section 12.2.

9. STOCK APPRECIATION RIGHTS

9.1 Grant and Vesting. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

9.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) When Stock Appreciation Rights vest and become exercisable.

(b) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(c) The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(d) The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(e) The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(f) An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not otherwise expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(g) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.2), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

10. CODE SECTION 162(m) PROVISIONS

10.1 Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is or may be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide, in its sole discretion, that the terms of this Article 10 are applicable to such Award.

10.2 Performance Goals. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: sales and net sales (including growth of such sales measures); gross profit, operating income, pre-tax income, net income and earnings per share (including growth of such income measures); return on equity, total shareholder return and return on assets or net assets (including growth of such return measures); gross margin, operating income margin or net income margin (including growth of such margin measures); economic value-added models or equivalent metrics; cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends) (including growth of such cash flow measures); financial ratios, including those measuring liquidity, activity, profitability or leverage; and competitive market metrics. In establishing performance goals, the Committee may provide that any financial factor that in whole or in part comprises any performance goal will be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or that any such financial factor may be non-GAAP or that such financial factor may be adjusted to exclude any or all GAAP or non-GAAP items. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including, without limitation, (a) acquisitions, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company, Subsidiary, Division, business segment or business unit or not within the reasonable control of management, or (c) the cumulative effects of tax or accounting changes in accordance with GAAP. Such performance goals (and any exclusions) shall (i) be set by the Committee prior to the earlier of (A) 90 days after the commencement of the applicable Performance Period or (B) the expiration of 25% of the Performance Period, and (ii) otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.

10.3 Adjustments; Certification. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of a Change in Control or the death or disability of the Participant or as otherwise determined by the Committee in special circumstances. The Committee must certify, in writing (which may be evidenced by the minutes of a Committee meeting), the amount of the Award for each Participant for such Performance Period before payment of the Award is made.

10.4 Restrictions. The Committee shall have the power, but not the obligation, to impose such other restrictions on Awards subject to this Article as it may deem appropriate so that such Awards may satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5 Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 100,000 Shares and (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards during any calendar year that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares under which more than 100,000 Shares may be earned for each twelve (12) months in the vesting period or Performance Period. During any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than $1,000,000 may be earned for each twelve (12) months in the Performance Period. Each of the limitations in this section shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company or its Subsidiaries or Divisions. If an Award is cancelled or exchanged for cash or other property, such Award shall continue to be counted toward the applicable limitation in this Section.

11.	CHANGE IN CONTROL PROVISIONS

11.1 The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control:

(a) provide for the purchase or cancellation of such Awards, for an amount of cash, if any, equal to the amount which could have been obtained upon the exercise or realization of such rights had such Awards been currently exercisable or payable;

(b) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change (including the acceleration of vesting); and/or

(c) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change in Control.

The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

11.2 Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events (provided, however, that except with respect to paragraph (d) below, any definition of Change in Control in an Award Agreement may not provide that a Change in Control will occur prior to consummation or effectiveness of a change in control of the Company and may not provide that a Change in Control will occur upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a change in control of the Company):

(a) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b) Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any Subsidiary or Division, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any

Subsidiary or Division, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person;

(c) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries or Divisions that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

(d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12. GENERALLY APPLICABLE PROVISIONS

12.1 Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b¬3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 8.3 or Section 9.2(g) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 8.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 9.2(e), (f) add performance goals to Section 10.2 or (g) increase any of the limitations in Section 10.5. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock

Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2 Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3 Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4 Termination of Employment or Services. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary or any Division (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5 Deferral. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.

12.6 Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

13. MISCELLANEOUS

13.1 Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any executive officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2 Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary or any Division shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries or its Divisions shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3 Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee the right to continue in the employment or service of the Company or any Subsidiary or any Division or affect any right that the Company or any Subsidiary or any Division may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees under the Plan.

13.4 Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5 Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

(a) In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines that based on the results of the restatement, a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards. To the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NYSE or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Awards).

(b) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or any Division or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary or any Division, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

13.6 Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, Division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary or any Division except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary (or as may be required by the terms of such plan).

13.8 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9 Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Shares are listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or impermissible and the maximum payment or benefit that would not be unlawful, invalid or impermissible shall be made or provided under the Plan.

13.10 Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12 Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Ohio, without reference to principles of conflict of laws, and construed accordingly.

13.13 Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the effective date of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14 Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.15 Compliance with Section 409A of the Code. This Plan and the Awards granted hereunder are intended to comply with (or be exempt from) and shall be administered in a manner that is intended to comply with (or be exempt from) Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16 No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17 Data Privacy. As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries and Divisions for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries and Divisions hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary or any Division, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Subsidiaries and Divisions may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries and Divisions may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

13.18 Indemnity. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense (each, a “Loss”) that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided that any such Loss is not the result of such person’s gross negligence or willful misconduct; provided, further, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.19 Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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THIS    PROXY    CARD    IS    VALID     ONLY    WHEN    SIGNED    AND    DATED.

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐
Nominees
01	James C. Gorman 02 Jeffrey S. Gorman 03 M. Ann Harlan 04 Thomas E. Hoaglin 05 Christopher H. Lake
06	Kenneth R. Reynolds 07 Rick R. Taylor 08 W. Wayne Walston
The Board of Directors recommends you vote FOR proposals 2. through 6.					For	Against	Abstain
2.	Approve and adopt an amendment of the Company’s Code of Regulations to authorize the Board of Directors to amend the Code of Regulations to the extent permitted by Ohio law.				☐	☐	☐
3.	Approve and adopt an amendment of the Company’s Code of Regulations to authorize the formation of committees of the Board of Directors consisting of one or more directors and subcommittees.				☐	☐	☐
4	Approve and adopt The Gorman-Rupp Company 2015 Omnibus Incentive Plan.				☐	☐	☐
5	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers.				☐	☐	☐
6	Ratification of the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2015.				☐	☐	☐
NOTE: In their discretion, the Proxies are authorized to vote upon and conduct such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Please indicate if you plan to attend this meeting			Yes ☐	No ☐
Please sign exactly as your name(s) appear(s) above. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such; and if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

The Gorman-Rupp Company Annual Meeting of Shareholders Scheduled for April 23, 2015 This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) hereby appoint(s) James C. Gorman, Jeffrey S. Gorman and Brigette A. Burnell as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote all of The Gorman-Rupp Company Common Shares held of record on March 6, 2015 by the undersigned shareholder(s) at the Annual Meeting of the shareholders to be held on April 23, 2015, or at any adjournment or postponement thereof, as designated on the reverse.

When properly executed, this proxy will be voted in the manner directed by the signed shareholder(s); if no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4, 5 and 6.

PLEASE MARK, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IMPORTANT NOTICE TO PARTICIPANTS IN THE GORMAN-RUPP COMPANY 401(k) PLAN

Bank of America Merrill Lynch, as Trustee of The Gorman-Rupp Company 401(k) Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by us as holder of record. We shall be pleased to vote your securities in accordance with your wishes if you will execute this form and return it to us promptly in the enclosed business reply envelope. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For this meeting, the extent of our authority to vote your securities in the absence of your instructions, as directed by The Gorman-Rupp Company 401(k) Plan, is that securities for which no voting instructions have been given shall be voted in the same ratio as the ratio in which the total shares with respect to which timely directions were received were voted on such matters.

In order to ensure that your 401(k) securities are voted as you wish, this proxy must be voted and received by 10:00am, Eastern Time, April 21, 2015.

Continued and to be signed on reverse side